Fees Summary	Feb. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,890,198,698
Previously Paid Amount	57,593.33
Total Fee Amount	287,243.33
Total Offset Amount	0
Net Fee	$ 229,650